SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K/A

(Amendment No. 1)

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2007

DENTAL PATIENT CARE AMERICA, INC.

(Exact name of registrant as specified in its charter)

Utah (State or other jurisdiction of incorporation)	333-37842 (Commission file number)	87-0639343 (IRS employer identification no.)
2150 South 1300 East, Suite 500, SLC, UT	84106
(Address of principal executive offices)	(Zip code)

(801) 990-3314

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

This filing is being made to amend the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 24, 2007.

Item 9.01 Financial Statements and Exhibits

a.	Financial statements of businesses acquired

The historical financial statements of DPAT-1, LLC, including the balance sheet as of December 31, 2006 and statements of operations, Members’ capital and cash flows for the years ended December 31, 2005 and 2006 beginning on page F-1 hereof.

The historical financial statements of Richard R Clegg, DDS PC, including the balance sheet as of December 31, 2006 and statement of operations, shareholders equity and cash flows for the years ended December 31, 2005 and 2006 beginning on page F-12 hereof.

b.	Pro forma financial information

See Unaudited Condensed Combined Pro Forma Financial Information beginning on page F-23 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2007	DENTAL PATIENT CARE AMERICA, INC. (Registrant) By /s/ Michael Silva Michael Silva Chief Executive Officer

2

DPAT-1, LLC

Table of Contents

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of December 31, 2006	F-3

Statements of Operations For the years ended December 31, 2006 and 2005	F-4

Statements of Members’ Equity For the years ended December 31, 2006

and 2005	F-5

Statements of Cash Flows For the years ended December 31, 2006 and 2005	F-6

Notes to the Financial Statements	F-7

                REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members of
DPAT-1, LLC
Salt Lake City, Utah

We have audited the balance sheet of DPAT-1, LLC as of December 31, 2006, and the related statements of operations, members’ equity and cash flows for the years ended December 31, 2005 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DPAT-1, LLC as of December 31, 2006, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2006 in conformity with U.S. generally accepted accounting principles.

HJ & Associates, LLC

Salt Lake City, Utah

May 2, 2007

DPAT-1, LLC

Balance Sheet

December 31, 2006
Assets
Current Assets:
Cash	$16,938
Accounts receivable (net of allowance for contractual and
other write-off's of $20,857)	59,361
Deposit	440

Total current assets	76,739
Non-Current Assets
Property and Equipment (net)	36,006

Total assets	$112,745

Liabilities and Members' Equity
Current Liabilities:
Accounts Payable	$14,094
Salaries and Wages Payable	49,413
Management Fees Payable - Related Party	714
Notes Payable	713

Total current liabilities	64,934

Total Liabilities	64,934

Commitments and contingencies (Note 5)
Members' Equity
Contributed Capital	51,139
Retained Deficit	(3,328)

Total Member Equity	47,811

Total Liabilities and Members' Equity	$112,745

The accompanying notes are an integral part of these financial statements.

DPAT-1, LLC

Statements of Operations

	Year Ended December 31, 2006	Year Ended December 31, 2005
REVENUES (net of Contractual and other bad debt write-offs
of $261,201 and $377,587 in 2006 and 2005, respectively.	$731,353	$1,146,154

Operating expenses:
Salaries and Benefits	442,961	623,326
Professional Fees	170,760	167,373
Management Fees - Related Party	4,690	78,062
Dental Supplies	101,213	164,917
Occupancy	28,946	29,398
General and Administrative	31,668	40,107
Depreciation	11,884	8,738

Total operating expenses	792,122	1,111,921

Income/(Loss) from Operations	(60,769)	34,233
Other Income/(Expense)	4,959	(1,811)

Net Income (Loss)	$(55,810)	$32,422

The accompanying notes are an integral part of these financial statements.

DPAT-1, LLC

Statements of Members' Equity

	Contributed Capital	Accumulated Earnings	Total
Balance, December 31, 2004	$51,139	$20,060	$71,199
Net Income/(Loss)	-	32,422	32,422

Balance, December 31, 2005	51,139	52,482	103,621
Net Income/(Loss)	-	(55,810)	(55,810)

Balance, December 31, 2006	$51,139	$(3,328)	$47,811

The accompanying notes are an integral part of these financial statements.

DPAT-1, LLC

Statements of Cash Flows

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Cash flows from operating activities
Net income/(loss)	$(55,810)	$32,422
Adjustment to reconcile net income/(loss) to net
cash used in operating activities:
Depreciation	11,884	8,738
Decrease (Increase) in:
Accounts receivable	54,006	(27,506)
Other Current Assets	(440)	1,970
Increase (Decrease) in:
Accounts payable	(6,073)	(43,342)
Accrued expenses	(18,502)	56,920
Related party payable	-	(8,500)

Net cash from / (used in) operating activities	(14,935)	20,702

Cash flows from investing activities
Expenditures for property and equipment	(12,466)	(21,994)

Net cash used in investing activities	(12,466)	(21,994)

Cash flows from financing activities
Payments on Note Payable	(2,586)	(1,494)

Net cash used in financing activities	(2,586)	(1,494)

Net decrease in cash	(29,987)	(2,786)
Cash at beginning of period	46,925	49,711

Cash at end of period	$16,938	$46,925

Supplemental Disclosure of Cash Flow Information
Interest Paid	$793	$865
Taxes Paid	-	-

The accompanying notes are an integral part of these financial statements.

Note 1 – NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

The financial statements include the accounts of DPAT-1, LLC (the “Company”), a Utah limited liability company. The Company’s principal business is the operation of a dental practice in Salt Lake City, Utah. The Company was organized in November of 2004 to acquire the operations of an existing dental practice from a sole dental practitioner. The former practitioner remains active as a provider of dental services within the practice, along with other providers to deliver and manage its dental operations.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual method of accounting.

Use of Estimates in Preparing Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash

The Company’s cash is deposited with financial institutions and at times may exceed federally insured limits.

Revenue Recognition

The Company charges fees to its patients for dental services performed. Fees are established internally by the Company based upon billing rates that are considered usual and customary among similarly situated dental service providers. Revenue is recognized at the time and during the period in which services are performed. Because a significant percentage of the Companies’ patients are insured or participate in managed care dental plans and programs, the rates charged by the Company may not be fully realized or collectible under the contractual payment terms of the managed care programs and insurance plans of it’s patients. The Company therefore makes adjustments to its periodic revenue based upon the estimated amounts due from the patients and third-party payers in order that revenues may be fairly stated in accordance with generally accepted accounting principles. Revenue adjustments are based on analysis of historical collection rates from amounts due from patients and third party payers, including managed care dental plans, commercial insurance companies and employers.

Accounts Receivable

Patient accounts receivable are recorded based upon established billing rates less allowances for contractual adjustments. The Company estimates amounts that ultimately will be realizable in order for revenues to be fairly stated in accordance with generally accepted accounting principles. Revenues are recorded during the period dental services are provided, based upon the estimated amounts due from the patients and third-party payers, including federal and state agencies, managed care dental plans, commercial insurance companies and employers. Estimates of contractual allowances under managed care dental plans are based upon the payment terms specified in the related contractual agreement. Managed care agreements’ contractual payment terms are generally based upon predetermined rates per diagnosis, per diem rates or discounted fee-for-service rates. Each period, an estimate is made for uncollectible receivables based on historical collection rates, the age and analysis of unpaid amounts and information regarding the creditworthiness of the patients and other payers. Management provides for the estimated uncollectible receivables through a charge to earnings and a credit to a valuation allowance.

Advertising

The Company conducts various activities to advertise its services and promote the visibility of the practice. Advertising and promotional related expenditures are expensed in period incurred. Total advertising and promotional expense for the years ended December 31, 2006 and 2005 was $200 and $890 respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Expenditures related to repairs and maintenance which are not capital in nature are expensed in the period incurred. Appropriate gains and or losses related to the disposition of property and equipment are realized in the period in which such assets are disposed. Depreciation is computed using the straight-line method over the following estimated useful lives:

Category	Useful Life

Dental & Office Equipment	3-5 years
Computer Equipment	5 years
Furniture & Fixtures	3 years
Leasehold improvements	3 years

Income Taxes

The Company is organized as an LLC and as such is taxed similar to a partnership. Members are liable for the applicable taxes on their proportionate share of the Company’s taxable income. Accordingly, the financial statements of the Company do not reflect a provision for income taxes.

New Accounting Pronouncements

The Company has reviewed all recently issued, but not yet adopted, accounting pronouncements in order to determine their effects, if any, on the Company. Based on this review, management does not believe that any of the recently issued pronouncements will have a significant effect on the Company’s financial position, results of operations or cash flows.

Note 2 - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and consists of the following as of December 31:

2006
Dental Equipment	$ 40,580
Office Equipment	5,487
Computer Equipment	6,002
Furnitures & Fixtures	3,941
Leasehold improvements	921

Total	56,931
Less accumulated depreciation	(20,925)

Total	$ 36,006

Note 3 – NOTES PAYABLE

The notes payable consist of a note from Wells Fargo Financial Utah, Inc. The Note was obtained in 2004 for an original balance of $5,112 and has a term of 3 years with no prepayment penalty. The note requires monthly interest and principal payments and bears interest at 27.10%. At December 31, 2006, the note payable had a principal balance of $713, which was paid in full in January 2007. Total interest expense for the years ended December 31, 2006 and 2005 was $865 and $793, respectively.

Note 4 - COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company has a lease with a third party for office space that contains customary escalation charges from year-to-year. At December 31, 2006, future minimum lease payments under this noncancelable operating lease are as follows:

Year Ending
December 31:

2007	$ 28,428
2008	28,788
2009	29,148
2010	29,400
2011	29,652
2012	29,652
2013	14,826

Total future minimum lease payments	$ 189,894

Total rent expense for the years ended December 31, 2006 and 2005 was $26,454 and $24,480, respectively.

Obligation to former owner of the dental practice - In conjunction with the acquisition of the practice in November of 2004, the Company entered into an employment agreement with the former owner, which obligated the Company to pay consulting payments for the former owner’s continued involvement, service, and support of the practice. The agreement called for monthly consulting payments of $10,000 per month beginning December of 2004 through November of 2005, followed by a balloon payment of $174,000. In November of 2005, the former owner of the practice exercised his option not to receive the final balloon payment in a lump sum, but alternatively, to continue to receive monthly consulting payments in the amount of $10,000 until the amount of the balloon payment had been satisfied. The remaining future payments of this obligation are scheduled as follows:

Future contractual payments to former practice owner:

January 2007	$ 10,000
February 2007	10,000
March 2007	10,000
April 2007	10,000
May 2007	4,000

Total future consulting payments	$ 44,000

NOTE 5 – RELATED PARTY TRANSACTIONS

DPAT-1, LLC (the Company) is a dental practice owned and operated by members who are also directors of Dental Patient Care America, Inc. (DPCA). The Company is a member dental practice of DPCA, and as such pays member fees to DPCA. During the years ended December 31, 2006 and 2005, the Company incurred management fees to DPCA in the amount of $4,690 and $78,062 respectively. At December 31, 2006, the Company had unpaid member fees to DPCA in the amount of $714.

NOTE 6 - SUBSEQUENT EVENTS

Effective January 22, 2007, the Members assigned their entire membership interest in the Company to Dental Practice Transition, Inc., a wholly owned subsidiary of Dental Patient Care America, Inc. (DPCA) so that after the assignment was effective, Dental Practice Transition, Inc. became the sole member of DPAT-1, LLC. The prior members received no payment or other consideration whatsoever in connection with this transfer.

Richard R. Clegg, DDS, PC

Table of Contents

Report of Independent Registered Public Accounting Firm	F-13

Balance Sheet as of December 31, 2006	F-14

Statements of Operations for the years ended December 31, 2006 and 2005	F-15

Statements of Stockholder’s Equity for the years ended December 31, 2006 and 2005	F-16

Statements of Cash Flows for the years ended December 31, 2006 and 2005	F-17

Notes to the Financial Statements	F-18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholder of
Richard R. Clegg, DDS, PC
Salt Lake City, Utah

We have audited the balance sheet of Richard R. Clegg, DDS, PC as of December 31, 2006, and the related statements of operations, stockholder’s equity and cash flows for the years ended December 31, 2005 and 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Richard R. Clegg, DDS, PC as of December 31, 2006, and the results of their operations and their cash flows for the years ended December 31, 2005 and 2006 in conformity with U.S. generally accepted accounting principles.

HJ & Associates, LLC

Salt Lake City, Utah

May 4, 2007

Richard R. Clegg, DDS, PC

Balance Sheet

December 31, 2006
Assets
Current Assets:
Cash	$14,928
Accounts receivable (net of allowance for
contractual and other write-off's of $43,743)	131,230
Deposit	135,770
Prepaid Expenses	7,251

Total current assets	289,179
Non-Current Assets
Property and Equipment (net)	31,405

Total assets	$320,584

Liabilities and stockholder's equity
Current Liabilities:
Accounts Payable	$11,986
Accrued Expenses	12,537

Total current liabilities	24,523

Commitments and contingencies (Note 5)
Stockholder's equity:
Common Stock, $1 par value, 1,000 shares authorized;
1,000 shares issued and outstanding	1,000
Retained Earnings	295,061

Total stockholder's equity	296,061

Total liabilities and stockholder's equity	$320,584

The accompanying notes are an integral part of these financial statements.

Richard R. Clegg, DDS, PC

Statements of Operations

	Year Ended December 31, 2006	Year Ended December 31, 2005
REVENUES (net of Contractual and bad debt write-offs
of $295,449 and $453,381 in 2006 and 2005, respectively).	$1,169,709	$1,228,107

Operating expenses:
Salaries and Benefits	856,526	878,346
Professional Fees	45,207	37,716
Dental Supplies	172,256	166,513
Occupancy	31,116	27,954
General and Administrative	57,102	77,774
Depreciation	8,752	6,610

Total operating expenses	1,170,959	1,194,913

Net Income/(Loss) from Operations	(1,250)	33,194
Other Income/(Expense)	(2,864)	821

Net Income/(Loss)	$(4,114)	$34,015

Net Income/(Loss) per common share - basic and diluted	$(4.11)	$34.02

Weighted average shares outstanding - basic and diluted	1,000	1,000

The accompanying notes are an integral part of these financial statements.

Richard R. Clegg, DDS, PC

Statements of Stockholder's Equity

	Common Stock		Accumulated
	Shares	Amount	Earnings	Total
Balance, December 31, 2004	1,000	$1,000	$265,160	$266,160
Net Income	-	-	34,015	34,015

Balance, December 31, 2005	1,000	1,000	299,175	300,175
Net Loss	-	-	(4,114)	(4,114)

Balance, December 31, 2006	1,000	$1,000	$295,061	$296,061

The accompanying notes are an integral part of these financial statements.

Richard R. Clegg, DDS, PC

Statements of Cash Flows

	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005
Cash flows from operating activities
Net income/(loss)	$(4,114)	$34,015
Adjustment to reconcile net income/(loss) to net cash
used in operating activities:
Depreciation	8,752	6,610
Decrease (Increase) in:
Accounts receivable	22,383	(28,623)
Other Current Assets	(10,133)	222
Increase (Decrease) in:
Accounts payable	1,486	3,794
Accrued expenses	(34,778)	34,759

Net cash from/(used in) operating activities	(16,404)	50,777

Cash flows from investing activities
Expenditures for property and equipment	(9,234)	(30,740)

Net cash used in investing activities	(9,234)	(30,740)

Cash flows from financing activities
Payments on Note Payable	-	-

Net cash provided/(used) in financing activities	-	-

Net increase/(decrease) in cash	(25,638)	20,037
Cash at beginning of period	40,566	20,530

Cash at end of period	$14,928	$40,567

Supplemental Disclosure of Cash Flow Information
Interest Paid	-	-
Income Taxes Paid	-	-

The accompanying notes are an integral part of these financial statements.

Note 1 – NATURE OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

The financial statements include the accounts of Richard R. Clegg, DDS, PC (the “Company”), a Utah professional corporation. The Company’s principal business is the operation of a dental practice in Salt Lake City, Utah.

Basis of Accounting

The accompanying financial statements have been prepared on the accrual method of accounting.

Use of Estimates in Preparing Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Cash

The Company’s cash is deposited with financial institutions and at times may exceed federally insured limits.

Revenue Recognition

The Company charges fees to its patients for dental services performed. Fees are established internally by the Company based upon billing rates that are considered usual and customary among similarly situated dental service providers. Revenue is recognized at the time and during the period in which services are performed. Because a significant percentage of the Companies’ patients are insured or participate in managed care dental plans and programs, the rates charged by the Company may not be fully realized or collectible under the contractual payment terms of the managed care programs and insurance plans of it’s patients. The Company therefore makes adjustments to its periodic revenue based upon the estimated amounts due from the patients and third-party payers in order that revenues may be fairly stated in accordance with generally accepted accounting principles. Revenue adjustments are based on analysis of historical collection rates from amounts due from patients and third party payers, including managed care dental plans, commercial insurance companies and employers.

Accounts Receivable

Patient accounts receivable are recorded based upon established billing rates less allowances for contractual adjustments. The Company estimates amounts that ultimately will be realizable in order for revenues to be fairly stated in accordance with generally accepted accounting principles. Revenues are recorded during the period dental services are provided, based upon the estimated amounts due from the patients and third-party payers, including federal and state agencies, managed care dental plans, commercial insurance companies and employers. Estimates of contractual allowances under managed care dental plans are based upon the payment terms specified in the related contractual agreement. Managed care agreements’ contractual payment terms are generally based upon predetermined rates per diagnosis, per diem rates or discounted fee-for-service rates. Each period, an estimate is made for uncollectible receivables based on historical collection rates, the age and analysis of unpaid amounts and information regarding the creditworthiness of the patients and other payers. Management provides for the estimated uncollectible receivables through a charge to earnings and a credit to a valuation allowance.

Advertising

The Company conducts various activities to advertise its services and promote the visibility of the practice. Advertising and promotional related expenditures are expensed in period incurred. Total advertising and promotional expense for the years ended December 31, 2006 and 2005 was $22,255 and $21,683 respectively.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Expenditures related to repairs and maintenance which are not capital in nature are expensed in the period incurred. Appropriate gains and or losses related to the disposition of property and equipment are realized in the period in which such assets are disposed. Depreciation is computed using the straight-line method over the following estimated useful lives:

Category	Useful Life

Dental Equipment	5 years
Furniture & Fixtures	5 years
Leasehold improvements	7 years

Income Taxes

The Company is organized as a professional corporation and as such is taxed at a traditional corporate rate. The corporation has only one shareholder who has elected to distribute earnings not utilized for operating expenses to themselves. Accordingly, the financial statements of the Company do not reflect a provision for income taxes.

New Accounting Pronouncements

The Company has reviewed all recently issued, but not yet adopted, accounting pronouncements in order to determine their effects, if any, on the Company. Based on this review, management does not believe that any of the recently issued pronouncements will have a significant effect on the Company’s financial position, results of operations or cash flows.

Earnings Per Share

Basic earnings (loss) per share (“EPS”) is calculated by dividing the net income or loss by the weighted average number of shares outstanding for the period. Diluted EPS is calculated by dividing net gain or loss by the weighted average number of common shares outstanding, plus the assumed exercise of all dilutive securities using the treasury stock or “as converted” method as appropriate. During periods of net loss, all common stock equivalents are excluded from the diluted EPS calculation because they are antidilutive. The Company had no stock options outstanding to purchase shares of common stock as of December 31, 2006.

Note 2. - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and consists of the following as of December 31:

2006
Dental Equipment	$ 49,780
Office Equipment	—
Computer Equipment	—
Furnitures & Fixtures	29,522
Leasehold improvements	17,254

Total	96,556
Less accumulated depreciation	(65,151)

Total	$ 31,405

Note 3. - ACCRUED EXPENSES

Accrued expenses consist of the following as of December 31:

2006
Salary and Wages Payable	$ 6,488
Other	6,049

Total	$ 12,537

Note 4. - SHORT-TERM DEBT

The company has no bank or other third-party indebtedness other than to supply and other vendors in the normal course of business.

Note 5. - COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company has a lease with a third party through June 2013, for office space that contains customary escalation charges from year-to-year. At December 31, 2006, future minimum lease payments under this non-cancelable operating lease are as follows:

Year Ending
December 31:

2007	$ 27,084
2008	27,444
2009	27,804
2010	28,056
2011	28,308
2012	28,308
2013	14,154

Total future minimum lease payments	$ 181,158

Total rent expense for the years ended December 31, 2006 and 2005 was $26,690 and $24,480, respectively.

Note 6. – RELATED PARTY TRANSACTIONS

On August 1, 2004, the Company entered into an agreement with Garrett R. Clegg, a professional golfer and the son of the Company’s sole shareholder to conduct clinics, outings, and other endorsement activities to promote the practice and relationships with its patients. The agreement called for total payments of $60,000 over the contract period. Payments under this contract totaled $20,000 during each of the years ended December 31, 2006 and 2005, and were expensed as advertising. This contract expires in July of 2007 and obligates the company to advance a final remaining sum of $10,000, in whole or in part, between January 1, 2007, and July 31, 2007. It is currently undetermined whether and under what terms and conditions this contract might be renewed or extended.

Note 7. - SUBSEQUENT EVENTS

On November 17, 2006, the Company and Dr. Richard R. Clegg (Clegg) entered into a Purchase Agreement with Dental Patient Care America, Inc. (DPCA). The Purchase Agreement provides that DPCA will acquire substantially all of the assets of Clegg’s dental practice. The Purchase Agreement also contains non-compete, confidentiality and indemnification provisions. The closing of the Purchase Agreement was subject to various contingencies. On January 20, 2007, the Company and Dr. Clegg waived all closing contingencies and the parties closed the Purchase Agreement.

In connection with the Purchase Agreement, DPCA and Dr. Clegg executed a Management Services Agreement (the “Management Agreement”). Under the Management Agreement, the Company has retained Dr. Clegg to manage and operate the dental practice for a five year period in consideration of a percentage of the dental practice’s margin (i.e., the dental practice’s collections less operating expenses), plus additional consideration. The Management Agreement contains, among other provisions, (i) requirements with respect to minimum collection and minimum margin levels that must be maintained during the term of the agreement, (ii) confidentiality and indemnification provisions, and (iii) a purchase option whereby Clegg could repurchase the dental practice for (a) the number of shares of DPCAs’ common stock that Clegg was issued in connection with the purchase of the dental practice, plus (b) cash in an amount equal to one percent of the dental practices’ collections during the period which Clegg managed the dental practice while the Management Agreement was effective. The Management Agreement is effective immediately upon closing the Purchase Agreement.

Dental Patient Care America, Inc

Pro Forma Combined Financial Information

The following unaudited Pro Forma Condensed Combined Balance Sheet and Condensed Combined Statement of Operations as of December 31, 2006 have been prepared as if the acquisition of the “Acquired Practices “ had occurred as of the beginning of such periods. The acquisition is being accounted for as a purchase business combination. Accordingly the Company has recorded the estimated fair value of the assets and liabilities acquired.

The unaudited pro forma adjustments are based on management’s preliminary estimates of the value of the tangible and intangible assets and liabilities acquired. As a result, the actual adjustments may differ materially from those presented in these Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited Pro Forma Condensed Combined Financial Statements are presented for informational purposes only and are not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company’s future financial position or results of operations.

The unaudited Pro Forma Condensed Combined Financial Statements have been prepared by the management of the Company. The statements should be read in conjunction with the Company’s historical financial statements and notes thereto for the fiscal year ended December 31, 2006, which are included in the Company’s 2006 Annual Report on Form 10-KSB.

The accompanying notes are an integral part of these financial statements.

Dental Patient Care America, Inc.
Unaudited Pro Forma Condensed Combined Balance Sheet
December 31, 2006

	DPCA	DPAT -1	Clegg, PC	Pro forma Adjustments		Pro forma

Assets

Current assets:
Cash	$ 111,110	$ 16,938	$ 14,929	$ 64,000	(A)	$ 206,977
Accounts receivable	51,675	59,361	131,230	(713)	(B)	241,553
Investment	-	-	-	363,895	(C)
				(363,895)	(D)	-
Current portion of long term debt issuing costs	27,846	-	-	-		27,846
Prepaid management fees	-	-	135,770	(135,000)	(E)	770
Prepaids and other current assets	219	440	7,250	-		7,909
Total current assets	190,850	76,739	289,179	(71,713)		485,055

Property and equipment, net	1,911	36,006	31,405	(36,006)	(F)	33,316
Long term deferred debt issuing costs	120,697	-	-	-		120,697
Other assets	750	-	-	-		750
Goodwill	-	-	-	(11,805)	(G)
				11,805	(H)
				67,833	(I)	67,833

Total Assets	$ 314,208	$ 112,745	$ 320,584	$ (39,886)		$ 707,651

Liabilities and Stockholders’ Deficit

Current liabilities:
Accounts payable	$ 40,607	$ 14,094	$ 11,986	$ -		$ 66,687
Accrued expenses	13,411	714	-	(713)	(B)	13,412
Accrued Salaries and Wages	37,660	49,413	12,536	-		99,609
Related-party notes payable and advances	117,408	-	-	-		117,408
Note Payable	25,000	713	-	-		25,713
Member deposit payable	135,770	-	-	(135,000)	(E)	770

Total current liabilities	369,856	64,934	24,522	(135,713)		323,599

Long term liabilities:
Practice acquisition liability	-	-	-	351,895	(J)
				31,730	(K)	383,625
Long Term notes payable	275,000	-	-	-		275,000

Total long term liabilities	275,000	-	-	383,625		658,625

Total Liabilities	644,856	64,934	24,522	247,912		982,224

Commitments and contingencies

Common Stock	1,135,805	-	1,000	(1,000)	(D)
				12,000	(L)	1,147,805

Member Contributions	-	51,139	-	(36,006)	(F)
				(15,133)	(M)	-

Retained Earnings	(1,466,453)	(3,328)	295,062	(295,062)	(D)
				3,328	(M)
				67,833	(I)
				(67,833)	(N)
				64,000	(A)
				(31,730)	(K)
				11,805	(H)	(1,422,378)
Total Stockholders (deficit)/ equity	(330,648)	47,811	296,062	(287,798)		(274,573)

Total Liabilities and Equity	$ 314,208	$ 112,745	$ 320,584	$ (39,886)		$ 707,651

See accompanying notes

Dental Patient Care America, Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
December 31, 2006

	DPCA	DPAT -1	Clegg, PC	Pro forma Adjustments		Pro forma

Cooperative revenues (net of member incentives of
$117,498, respectively)	$ 310,485	$ -	$ -	$ (10,738)	(O)	$ 299,747
Dental Practice revenues (net of contractual and other
bad debt write-offs of $254,615)	-	731,353	1,169,709	-		1,901,062
Total revenues	310,485	731,353	1,169,709	(10,738)		2,200,809

Costs and Expenses:
Salaries and Benefits	-	442,961	856,526	(64,000)	(A)	1,235,487
Management Fees	-	4,690	-	(4,690)	(O)	-
Professional Fees	-	170,760	45,207	(6,048)	(O)	209,919
Dental Supplies	-	101,213	172,256	-		273,469
General and administrative expense	771,173	31,668	57,102	-		859,943
Occupancy	-	28,946	31,116	-		60,062
Depreciation	-	11,883	8,752	-		20,635
Total Costs and expenses	771,173	792,121	1,170,959	(74,738)		2,659,515

Income (loss) from operations	(460,688)	(60,768)	(1,250)	64,000		(458,706)

Other income (expense):
Other income (expense), net	22,155	4,959	(2,864)	-		24,250
Interest income/(expense), net	(36,268)	-	-	(31,730)	(K)	(67,998)
Related party interest expense	(23,571)	-	-	-		(23,571)

Total other income (expense)	(37,684)	4,959	(2,864)	(31,730)		(67,319)

Provision for income tax	-	-	-	-		-

Income (loss) before extraordinary item	$ (498,372)	(55,809)	(4,114)	32,270		$ (526,025)
Extraordinary gain	-	-	-	11,805	(H)	11,805
Net Income (loss)	$ (498,372)	$ (55,809)	$ (4,114)	$ 44,075		$ (514,220)

Earnings (loss) per common share
- basic and diluted before extraordinary item	$ (0.02)	-	-	-		$ (0.02)
- extraordinary gain	-	-	-	-		0.00
- basic and diluted	$ (0.02)	-	-	-		$ (0.02)

Weighted average shares outstanding
- basic and diluted	23,081,443	-	-	60,000	(P)	23,141,443

See accompanying notes

Dental Patient Care America, Inc.
Notes to Unaudited Condensed Combined Financial Statements

(A)	Increase in cash and decrease to expense due to cost savings in salaries and benefits due to management services agreement
(B)	Elimination of management fee between DPCA and DPAT-1
(C)	Adjustment to record investment based on fair value of consideration given for the acquisition of Clegg, PC
(D)	Adjustment to eliminate investment and Clegg, PC historical equity upon consolidation
(E)	Adjustment to eliminate a prepaid management fees
(F)	Decrease in DPAT-1 fixed assets and member contributions upon purchase price allocation as fair value of consideration paid was less than fair value of assets acquired
(G)	Adjustment to account for negative goodwill as part of purchase price allocation of DPAT-1 acquisition as fair value of consideration paid was less than fair value of assets acquired
(H)	Adjustment to remove negative goodwill and record as an extraordinary gain upon acquisition
(I)	Adjustment to record new goodwill based upon estimated fair values of Clegg, PC assets acquired and liabilities assumed
(J)	Adjustment to record consideration payable in connection with the purchase of Clegg, PC
(K)	Adjustment to record accretion expense associated with purchase acquisition liability
(L)	Accounting for issuance of 60,000 shares as part of the consideration for acquisition of Clegg, PC
(M)	Adjustment to decrease members contributions and retained earnings in DPAT-1 related to negative goodwill
(N)	Elimination of equity in Clegg, PC related to goodwill
(O)	Elimination of DPCA management fee revenues earned from acquired companies
(P)	Increase to common stock outstanding as part of consideration paid for acquisition of Clegg, PC